Exhibit 99.77(q)(1)

ITEM 77Q1 – Exhibits

(a)(1) Amendment No. 6 to Agreement and Declaration of Trust (Abolish Class B Shares of Common Stock) – Filed as an exhibit to the Registrant’s Registration Statement on Form N-2 on June 28, 2017 and incorporated herein by reference.